UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549


                               FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report(Date of earliest event reported)   January 2, 2002

                             B COM, INC.
 -----------------------------------------------------------------



Nevada                        000-32781                N/A
-------------------      ----------------        ------------------------
State or other jurisdiction   Commission File IRS Employer Identification
 of incorporation)                Number                No.


60 West Wilmot Unit 11
Richmond Hill, Ontario                            L4B 1M6
-----------------------                     -------------------
(Address of principal                           (Zip/Postal Code)
  executive offices

Registrant's telephone number:     905 - 886 -7800


                  16 Julia Street, Thornhill, Ontario L3T 4R9
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5:  Other Events and Regulation FD Disclosure


     On January 2, 2002 Mr. Robert Gillies, by unanimous resolution of the remaining members of the board of directors, was removed as an officer and director of the Company.

     On January 2, 2002 Mr. Howard Blumenthal who is a director of the Company, was appointed as Secretary/Treasurer of the Company, succeeding Mr. Gillies.

                                    SIGNATURE








     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           B COM, INC.

Date:    March 20, 2003              By:   /s/ John Caridi
                                        ----------------------
                                         John Caridi, President